UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

LONE STAR STEAKHOUSE & SALOON, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19907	48-1109495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 East Douglas, Suite 700, Wichita, KS		67202
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (316) 264-8899

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2005, Lone Star Steakhouse & Saloon, Inc. (the “Company”) issued a press release announcing that the Board of Directors had declared the Company’s quarterly cash dividend of $.195 per share. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Exhibits

99.1	Press Release dated December 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR STEAKHOUSE & SALOON, INC.

Dated: December 16, 2005	By:	/s/ John D. White
	Name:	John D. White
	Title:	Executive Vice President